Scudder
Small Company
Value Fund

Annual Report
August 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which offers opportunities for long-term growth of capital by seeking undervalued stocks of small U.S. companies.

SCUDDER                    (logo)

                        Scudder Small Company Value Fund

--------------------------------------------------------------------------------
Date of Inception:  10/6/95  Total Net Assets as of       Ticker Symbol:  SCSUX
                             8/31/98: $236.7 million
--------------------------------------------------------------------------------


o For the 12-month period ended August 31, 1998, Scudder Small Company Value Fund returned -8.45%, outperforming the -11.95% total return of small company value stocks and the -19.42% return of small company stocks overall, as measured by the unmanaged Russell 2000 Value and Russell 2000 indices, respectively.


o Despite an environment of increased volatility, the Fund is up more than 50% for an average annualized return of more than 15% since inception.


o In an increasingly volatile period for small company stocks, the Fund outperformed the vast majority of its peers, ranking in the top 8% of 560 small-cap funds according to Lipper Analytical Services.


o The divergence between small- and large-cap stock prices over the past year has resulted in compelling values among small-cap stocks. This is illustrated by the Fund's median price/earnings ratio which is significantly lower than those of both small- and large-cap benchmarks.


                                Table of Contents

   3  Letter from the Fund's President    23  Financial Highlights
   4  Performance Update                  24  Notes to Financial Statements
   5  Portfolio Summary                   27  Report of Independent Accountants
   6  Portfolio Management Discussion     28  Tax Information
   9  Glossary of Investment Terms        28  Officers and Trustees
  10  Investment Portfolio                29  Investment Products and Services
  20  Financial Statements                30  Scudder Solutions


                      2 - Scudder Small Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     Over the 12-month period, the economic crisis in the emerging markets has spread across the globe, causing investors to seek cover in safer havens, such as U.S. Treasury bonds and stocks of large, growth companies. In the process, other securities such as small company stocks have been driven down. In a broad-based market downdraft such as this, even shares of small companies with positive fundamentals can get hit hard.

     As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately be recognized and rewarded in the marketplace. In this challenging climate, we believe that investors should remain focused on their long-term investment goals and try not to guess short-term fluctuations.

     By sticking with a disciplined approach to selecting attractively valued small-cap stocks, the Fund has continued to outperform its benchmarks and most other small-cap funds. For this report, we asked Fund managers James Eysenbach, Phil Fortuna, and Calvin Young to discuss the small-cap market and the Fund's performance for the 12-month period. Their discussion begins on page 6.

     For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your continued investment in Scudder Small Company Value Fund. If you have any questions about your Fund, please call Scudder Investor Relations at the number above or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Small Company Value Fund


                      3 - Scudder Small Company Value Fund

                    Performance Update as of August 31, 1998

----------------------------------------
Fund Index Comparisons
----------------------------------------
                     Total Return
----------------------------------------
Period     Growth
Ended        of                Average
8/31/98   $10,000  Cumulative  Annual
----------------------------------------
Scudder Small Company Value Fund
----------------------------------------
1 Year    $  9,155   -8.45%     -8.45%
Life of
Fund*     $ 15,037   50.37%     15.08%
----------------------------------------
Russell 2000 Value Index
----------------------------------------
1 Year    $  8,805  -11.95%    -11.95%
Life of
Fund*     $ 13,594   35.94%     11.15%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $  8,058  -19.42%    -19.42%
Life of
Fund*     $ 11,661   16.61%      5.43%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $ 10,813    8.13%      8.13%
Life of
Fund*     $ 17,364   73.64%     20.92%


----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER SMALL COMPANY VALUE FUND
Year            Amount
----------------------
10/95*         $10,000
2/96           $10,844
8/96           $11,605
2/97           $13,522
8/97           $16,789
2/98           $19,123
8/98           $15,370

RUSSELL 2000 VALUE INDEX
Year            Amount
----------------------
10/95*         $10,000
2/96           $10,959
8/96           $11,506
2/97           $13,336
8/97           $15,812
2/98           $17,855
8/98           $13,922

RUSSELL 2000 INDEX
Year            Amount
----------------------
10/95*         $10,000
2/96           $11,017
8/96           $11,399
2/97           $12,403
8/97           $14,701
2/98           $16,116
8/98           $11,846

S&P 500 INDEX
Year            Amount
----------------------
10/95*         $10,000
2/96           $11,105
8/96           $11,432
2/97           $14,009
8/97           $16,081
2/98           $18,916
8/98           $17,389

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

*The Fund commenced operations on October 6, 1995.

----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                         Yearly periods ended August 31

                               1996**       1997         1998
--------------------------------------------------------------------------------
Net Asset Value               $13.57       $19.58       $17.65
--------------------------------------------------------------------------------
Income Dividends              $  .05       $  .03       $  .02
--------------------------------------------------------------------------------
Capital Gains Distributions   $   --       $  .01       $  .30
--------------------------------------------------------------------------------
Fund Total Return (%)          13.54        44.67        -8.45
--------------------------------------------------------------------------------
Russell 2000 Value Index
Total Return (%)               12.38        37.30       -11.95
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

**The Fund commenced operations on October 6, 1995.



                      4 - Scudder Small Company Value Fund

                     Portfolio Summary as of August 31, 1998

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the below table.

Equity Securities                    98%
Cash Equivalents                      2%
----------------------------------------
                                    100%
----------------------------------------

The Fund seeks to be
fully invested in stocks
of small U.S. companies.


----------------------------------------
Sectors/Largest Holdings
(Excludes 2% Cash Equivs.)
----------------------------------------

1. Manufacturing (16%)
   L.S. Starrett Co. - Cl A
   Maker of machine tools
2. Utilities (13%)
   Black Hills Corp.
   Provides electricity
3. Financial (13%)
   Firstbank of Puerto Rico
   Commercial bank
4. Construction (11%)
   Granite Construction, Inc.
   Heavy construction contractor
5. Consumer Discretionary (10%)
   Syms Corp.
   Operates apparel stores
6. Durables (8%)
   Curtiss-Wright Corp.
   Produces aerospace components
7. Consumer Staples (6%)
   Pilgrims Pride Corp.
   Preparation and packaging of chicken products
8. Service Industries (5%)
   Dames & Moore Group
   Provides engineering services
9. Technology (4%)
   MTS Systems Corp.
   Manufacturer of computer based systems and software for design analysis and performance evaluation
10.Energy (4%)
   Cliffs Drilling
   Operator of mobile offshore production units

----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------
                                                               Fund as
                                                                % of
                                                Russell  S&P   Russell
                                        Fund     2000*   500**  2000
----------------------------------------------------------------------
Small Companies ($ millions)
Market Capitalization                    365      358    6,333   102%

Value Orientation
P/E: Trailing Twelve Months             11.7x    17.4x    19.4x   67%
Price/Sales                              0.6x     1.3x     1.3x   47%
Price/Book Value                         1.6x     2.0x     2.6x   79%


*The Russell 2000 Index is an unmanaged capitalization weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.

Reflecting the Fund's disciplined approach to selecting attractively valued stocks, the portfolio's average price/earnings, price/sales, and price/book ratios were significantly lower than the overall small-cap market.


For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - Scudder Small Company Value Fund

                         Portfolio Management Discussion

In the following interview, James M. Eysenbach, Philip S. Fortuna, and Calvin S. Young, portfolio managers of Scudder Small Company Value Fund, discuss the Fund's strategy and market environment during the 12-month fiscal report period ended August 31, 1998.

Q: How did the Fund perform?

A: The Fund managed to avoid much of the volatility in the small-cap area, experiencing less than half the decline of the unmanaged Russell 2000 Index. For the 12-month period, the Fund returned -8.45% versus -19.42% for the unmanaged Russell 2000 Index and -11.95% for the Russell 2000 Value Index. In this environment, the Fund was able to maintain its impressive relative performance ranking, closing the period in the top 8% of 560 small-cap funds according to Lipper Analytical Services. The average small-cap fund returned -19.44% during this same period.

Q: Why was the period so challenging for small-cap stocks?

A: Over the 12 months, small-caps were weighed down by decelerating U.S. growth, deepening troubles in Asia, and a devaluation of the Russian currency in August, which sent shocks through the world's financial markets. While the Fund's holdings have limited direct exposure to the foreign markets, small-caps were affected by the broad worldwide sell-off and a "flight to quality" that was concentrated in U.S. Treasury securities and large-cap U.S. growth stocks. Overall, small-caps lagged large-caps because many investors believed that certain large-cap companies would hold up better in an environment of global disinflation and slowing corporate profit growth. Despite the fact that small-cap stocks have not been this attractive versus large-caps from a valuation standpoint in ten years (see chart on page 8), small-caps experienced sharp declines, especially toward the end of the period.

Q: Did any segments of the small-cap market escape the downdraft?

A: Actually, there was a wide spread in performance across sectors. The utilities, media, and construction sectors reported positive returns over the year. At the other extreme, you had the energy, metals and minerals, and technology sectors -- all down 40% or more. In general, commodity-related companies and high priced growth stocks were hardest hit, while interest rate sensitive stocks faired better. The surprising strength of the construction sector was due to robust earnings in a strong U.S. real estate market.

Q: What contributed to the Fund's outperformance?

A: Our investment strategy is focused on adding value in three areas: security selection, portfolio risk control, and efficient trading. All three areas were important in this market environment. The wide spread in performance among segments of the small-cap market provided a significant opportunity to add value through stock selection. The small-cap market favored our value-oriented approach, as indicated by the performance of the value segment of the Russell 2000 Index. Beyond that, however, our disciplined approach to identifying attractively priced securities -- those with low valuations and stable or improving fundamentals -- allowed us to outperform the Russell 2000 Value Index


                      6 - Scudder Small Company Value Fund
in the majority of sectors. Among the Fund's three largest sectors, for example, our utilities holdings were up 24% versus 14% for the Index; our finance holdings returned nearly 15% versus -5% for the Index. While the Fund's manufacturing holdings lost nearly 12%, this was about half as much as the decline for the overall sector. Together these three sectors represented about 41% of Fund assets. One area we missed out on was the strength in communications and media stocks.

Q: You say that portfolio risk control and efficient trading also contributed to performance. How did they help during the period?

A: Risk control is important in seeking to provide more stable returns over time and to ensure that a few bad stock picks don't ruin performance. We attempt to control risk in a number of ways. One way is through our emphasis on stocks with below-average P/Es. This has the potential to provide a degree of downside protection relative to other small-cap stocks in a market sell-off. We also limit individual security risk by holding a large number of securities (approximately 200) in the portfolio and investing no more than 2% of assets in any one security. Taken together, we think these risk control measures are the reason the Fund declined less than the overall small-cap market and other small-cap funds for the period.

The third factor that we believe can help performance is efficient trading. We take a longer term perspective when evaluating stocks, thus our portfolio turnover rate of less than 50% per year is relatively low for a small-cap fund. We also keep a tight rein on transaction costs, typically paying less than four cents per share on stock trades. An additional advantage of holding a large


                      7 - Scudder Small Company Value Fund
number of stocks is that it provides more flexibility when trading. At any given time we can spread our purchases across a greater number of stocks, thus being less likely to push up the price we have to pay. This is especially important when trading small-cap stocks due to their lower liquidity.

Q: How would you assess the Fund's longer term performance as it approaches its three-year anniversary?

A: The Fund has performed well both in absolute and relative terms. Even after the recent decline, the Fund is up 50% from its commencement of operations on October 6, 1995. This translates to an average annual rate of 15%. We also look to several market benchmarks to evaluate the Fund's performance relative to the market. (Detailed performance information is listed on page.) Over the short run -- horizons of three years or less -- we believe comparisons to the Russell 2000 Value Index are the most meaningful for value-oriented funds investing in small-caps. The Fund has exceeded this style benchmark over all horizons of one year or longer. Over the intermediate term (five years) we also seek to outperform the broader small-cap market. While still two years short of a five-year record, the Fund has outperformed the Russell 2000 Index by more than nine percentage points on an annualized basis. To date, the Fund has also been significantly less volatile than the Russell 2000 Index and, as seen over the last year, has tended to decline less in down markets.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Valuations:  Small-caps vs. large-caps

LINE CHART DATA:

    12/87                     1.04
                              1.24
                              1.24
                              1.30
                              1.33
                              1.35
                              1.18
                              1.05
    12/89                     1.04
                              1.02
                              0.87
                              0.87
                              0.88
                              0.98
                              0.91
                              0.92
    12/91                     0.77
                              0.91
                              0.76
                              0.81
                              0.89
                              0.89
                              0.79
                              0.89
    12/93                     0.97
                              0.96
                              0.95
                              1.02
                              1.06
                              1.05
                              1.05
                              1.05
    12/95                     0.98
                              0.98
                              0.94
                              0.92
                              0.98
                              0.92
                              0.87
                              0.88
    12/97                     0.82
                              0.78
                              0.66
    8/98                      0.62

   Compares the price/earnings ratios of small-cap stocks (the unmanaged Russell 2000 Value Index) to large-cap stocks (the S&P 500 Index). Lower values indicate small-caps are more attractively valued; higher values indicate large-caps are more attractively valued.



Q: You also seek to outperform larger-cap stocks over the long run. How has it measured up to this bogey?

A: The Fund is currently trailing the S&P 500 by nearly six percentage points on an annualized basis. While the Fund clearly has significant ground to make up in order to meet this goal, this is not surprising given the recent strength of large-cap stocks. Small-cap stocks have sustained numerous periods of extended underperformance and yet have still outperformed over the long run. We continue to believe that this will be the case going forward.



                Scudder Small Company Value Fund: A Team Approach
                                  to Investing

   Scudder Small Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

   Co-lead Portfolio Managers Philip S. Fortuna and James M. Eysenbach have responsibility for the Fund's day-to-day management and investment strategies. Mr. Fortuna joined the Adviser in 1986 as a manager of institutional equity accounts and is currently director of the Adviser's quantitative group.

   Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 10 years investment management experience, specializing in quantitative research, analysis, and portfolio management.

   Calvin S. Young serves as Portfolio Manager for the Fund. Mr. Young joined the Adviser in 1990 as a quantitative analyst and has more than nine years of investment industry experience with a special focus on small companies.


                      8 - Scudder Small Company Value Fund

                      Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g. the Russell 2000 Value Index) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION         A statistical measure of the degree to which an
                           investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder Small Company Value Fund

                   Investment Portfolio as of August 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/31/1998 at
  5.75%, to be repurchased at $5,437,868 on 9/1/1998, collateralized by a                                          -----------
  $5,420,000 U.S. Treasury Bond, 6.125%, 7/31/2000 (Cost $5,437,000) ....................      5,437,000             5,437,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.7%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 9.9%
Apparel & Shoes 0.4%
Oxford Industries, Inc. .................................................................         37,100             1,004,019
                                                                                                                   -----------
Department & Chain Stores 3.6%
Ames Department Stores, Inc.* ...........................................................         74,000             1,091,500
Casey's General Stores, Inc. ............................................................         95,600             1,236,825
Dress Barn Inc.* ........................................................................         71,600             1,244,050
Jo-Ann Fabrics and Crafts, Inc. "A"* ....................................................         58,300             1,337,256
Shopko Stores, Inc.* ....................................................................         61,600             1,582,350
Syms Corp.* .............................................................................        174,300             2,048,025
                                                                                                                   -----------
                                                                                                                     8,540,006
                                                                                                                   -----------
Home Furnishings 2.3%
Ethan Allen Interiors Inc. ..............................................................          6,600               214,500
Interface, Inc. .........................................................................         88,600             1,085,350
Mikasa, Inc. ............................................................................         90,600             1,070,213
Oneida Ltd. .............................................................................         58,200             1,185,825
Thomas Industries, Inc. .................................................................         81,950             1,521,197
U.S. Industries, Inc. ...................................................................         34,880               483,960
                                                                                                                   -----------
                                                                                                                     5,561,045
                                                                                                                   -----------
Hotels & Casinos 0.2%
Prime Hospitality Corp. .................................................................         42,500               353,281
                                                                                                                   -----------
Recreational Products 0.2%
CPI Corp. ...............................................................................         19,800               398,475
                                                                                                                   -----------
Restaurants 1.1%
IHOP Corp.* .............................................................................         19,300               726,163
Landry's Seafood Restaurants, Inc.* .....................................................         56,800               477,475
Ryan's Family Steak Houses, Inc.* .......................................................        137,100             1,396,706
                                                                                                                   -----------
                                                                                                                     2,600,344
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail 2.1%
BT Office Products International, Inc.* .................................................         95,100             1,277,906
Friedman's Inc.,"A"* ....................................................................        104,300             1,003,888
Global Directmail Corp.* ................................................................         62,900               837,356
Hollywood Entertainment Corp.* ..........................................................         25,000               257,813
Inacom Corp.* ...........................................................................         58,100             1,118,425
Just For Feet, Inc.* ....................................................................         25,400               360,363
United Auto Group, Inc.* ................................................................         18,000               239,625
                                                                                                                   -----------
                                                                                                                     5,095,376
                                                                                                                   -----------
Consumer Staples 6.3%
Alcohol & Tobacco 0.3%
Robert Mondavi Corp. "A"* ...............................................................         37,500               782,813
                                                                                                                   -----------
Consumer Specialties 0.6%
Imperial Holly Corp .....................................................................        150,200               995,075
Sola International, Inc.* ...............................................................         24,000               348,000
                                                                                                                   -----------
                                                                                                                     1,343,075
                                                                                                                   -----------
Food & Beverage 3.6%
Earthgrains Co. .........................................................................         30,000               825,000
Michael Foods, Inc. .....................................................................         61,200             1,514,700
Performance Food Group Co.* .............................................................         98,600             1,910,375
Pilgrim's Pride Corp. ...................................................................        121,300             2,372,931
Riviana Foods, Inc. .....................................................................         88,900             1,878,013
Seaboard Corp. ..........................................................................            300                84,600
                                                                                                                   -----------
                                                                                                                     8,585,619
                                                                                                                   -----------
Package Goods/Cosmetics 0.4%
American Safety Razor Co.* ..............................................................        112,500             1,005,469
                                                                                                                   -----------
Textiles 1.4%
Guilford Mills, Inc. ....................................................................         92,800             1,363,000
Hartmarx Corp.* .........................................................................        295,200             1,955,700
                                                                                                                   -----------
                                                                                                                     3,318,700
                                                                                                                   -----------
Health 1.6%
Health Industry Services 0.5%
Genesis Health Ventures, Inc.* ..........................................................         39,600               470,250
PharMerica, Inc.* .......................................................................        200,500               783,203
                                                                                                                   -----------
                                                                                                                     1,253,453
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Medical Supply & Specialty 1.1%
Bindley Western Industries, Inc. ........................................................         77,866             2,043,983
Maxxim Medical Inc.* ....................................................................         17,700               285,413
West Co., Inc. ..........................................................................          6,100               159,744
                                                                                                                   -----------
                                                                                                                     2,489,140
                                                                                                                   -----------
Financial 13.1%
Banks 5.5%
Banknorth Group, Inc. ...................................................................         65,000             1,779,375
Bok Financial Corp. .....................................................................         10,712               460,616
Chittenden Corp. ........................................................................         42,812             1,222,818
Citizens Banking Corp. ..................................................................         26,700               764,288
F.N.B. Corp. ............................................................................         52,500             1,522,500
First Citizens BancShares, Inc. "A" .....................................................          1,200               100,200
First Federal Financial Corp.* ..........................................................        108,000             1,593,000
FirstBank Puerto Rico ...................................................................         85,000             2,029,375
Imperial Bancorp* .......................................................................         40,500               835,313
National Bancorp of Alaska, Inc. ........................................................         40,000             1,210,000
Riggs National Corp. ....................................................................         39,900               877,800
Silicon Valley Bancshares* ..............................................................         14,600               356,788
UST Corp. ...............................................................................         23,100               381,150
                                                                                                                   -----------
                                                                                                                    13,133,223
                                                                                                                   -----------
Insurance 7.1%
Acceptance Insurance Cos., Inc. .........................................................         50,700               963,300
Allied Group, Inc. ......................................................................         17,625               827,273
American Annuity Group, Inc.* ...........................................................         25,600               560,000
American Heritage Life Investment Corp. .................................................         51,600             1,009,425
Baldwin & Lyons, Inc. "B" ...............................................................         52,042             1,099,387
Delphi Financial Group, Inc. "A"* .......................................................          8,654               361,305
Fidelity National Financial, Inc. .......................................................         40,780             1,129,096
Guarantee Life Companies, Inc. ..........................................................         53,100               955,800
Harleysville Group, Inc. ................................................................         96,500             1,881,750
Life Re Corp. ...........................................................................         10,200               915,450
Life USA Holdings Inc. ..................................................................         56,400               655,650
Medical Assurance, Inc. .................................................................         35,258               848,396
Nymagic, Inc. ...........................................................................         88,800             1,931,400
Presidential Life Corp. .................................................................         71,000             1,411,125

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
State Auto Financial Corp. ..............................................................         77,200               984,300
Trenwick Group, Inc. ....................................................................         35,400             1,221,300
                                                                                                                   -----------
                                                                                                                    16,754,957
                                                                                                                   -----------
Business Finance 0.1%
Advest Group, Inc. ......................................................................         15,000               286,875
                                                                                                                   -----------
Other Financial Companies 0.2%
Delta Financial Corp* ...................................................................         67,800               533,925
                                                                                                                   -----------
Real Estate 0.2%
IMC Mortgage Co. ........................................................................         76,800               518,400
                                                                                                                   -----------
Service Industries 5.3%
EDP Services 0.1%
Electro Rent Corp.* .....................................................................         16,000               204,000
                                                                                                                   -----------
Environmental Services 2.1%
Dames & Moore, Inc. .....................................................................        210,600             2,500,875
Mine Safety Appliance Co. ...............................................................         32,800             2,421,050
                                                                                                                   -----------
                                                                                                                     4,921,925
                                                                                                                   -----------
Investment 0.5%
Jefferies Group, Inc. ...................................................................         47,800             1,365,288
                                                                                                                   -----------
Miscellaneous Commercial Services 1.7%
Berlitz International, Inc.* ............................................................         44,500             1,190,375
CORT Business Services Corp.* ...........................................................         38,800               948,175
McGrath Rentcorp ........................................................................         38,000               681,625
Volt Information Sciences, Inc.* ........................................................         62,400             1,263,600
                                                                                                                   -----------
                                                                                                                     4,083,775
                                                                                                                   -----------
Printing/Publishing 0.9%
Bowne & Co., Inc. .......................................................................         94,000             1,480,500
Merrill Corp. ...........................................................................         33,600               667,800
                                                                                                                   -----------
                                                                                                                     2,148,300
                                                                                                                   -----------
Durables 7.5%
Aerospace 2.4%
Curtiss-Wright Corp. ....................................................................         71,300             3,141,656
Fairchild Corp. "A"* ....................................................................         85,792             1,190,364
Kaman Corp. "A" .........................................................................        107,600             1,445,875
                                                                                                                   -----------
                                                                                                                     5,777,895
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Automobiles 3.5%
Arvin Industries, Inc. ..................................................................         10,300               388,825
Coachmen Industries, Inc. ...............................................................         64,100             1,197,869
Excel Industries Inc. ...................................................................        105,900             1,350,225
Intermet Corp. ..........................................................................         81,900             1,228,500
Simpson Industries, Inc. ................................................................         88,000               924,000
Standard Motor Products, Inc. ...........................................................         65,100             1,570,538
Titan International, Inc. ...............................................................         93,500               993,438
Wynn's International, Inc. ..............................................................         30,675               519,558
                                                                                                                   -----------
                                                                                                                     8,172,953
                                                                                                                   -----------
Construction/Agricultural Equipment 0.7%
Allied Products Corp. ...................................................................         60,250               549,781
NACCO Industries, Inc. "A" ..............................................................         12,600             1,200,150
                                                                                                                   -----------
                                                                                                                     1,749,931
                                                                                                                   -----------
Leasing Companies 0.9%
Budget Group, Inc.* .....................................................................         44,700               759,900
Leasing Solutions, Inc.* ................................................................         60,300             1,420,819
                                                                                                                   -----------
                                                                                                                     2,180,719
                                                                                                                   -----------
Manufacturing 15.3%
Chemicals 1.5%
NCH Corp. ...............................................................................         40,800             2,320,500
Stepan Co. ..............................................................................         50,000             1,262,500
                                                                                                                   -----------
                                                                                                                     3,583,000
                                                                                                                   -----------
Diversified Manufacturing 3.8%
ACX Technologies, Inc.* .................................................................         17,900               283,044
Cascade Corp. ...........................................................................        131,300             1,723,313
Griffon Corp.* ..........................................................................        165,800             1,471,475
Justin Industries .......................................................................         51,400               703,538
Robbins & Myers, Inc. ...................................................................         16,800               399,000
SPS Technologies, Inc.* .................................................................         36,100             1,507,175
Scotsman Industries, Inc. ...............................................................         90,600             2,129,100
Tredegar Industries, Inc. ...............................................................         35,400               570,825
Valmont Industries ......................................................................         17,000               257,125
                                                                                                                   -----------
                                                                                                                     9,044,595
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electrical Products 1.2%
AFC Cable Systems, Inc.* ................................................................         66,675             1,543,926
C&D Technologies, Inc. ..................................................................         58,200             1,273,125
                                                                                                                   -----------
                                                                                                                     2,817,051
                                                                                                                   -----------
Hand Tools 1.1%
L.S. Starrett Corp. "A" .................................................................         71,999             2,479,466
                                                                                                                   -----------
Industrial Specialty 1.5%
Applied Power, Inc. "A" .................................................................         21,910               543,642
Barnes Group, Inc. ......................................................................         62,800             1,503,275
Commercial Intertech Corp. ..............................................................         72,500             1,042,188
Spartech Corp. ..........................................................................         22,300               367,950
Wyman-Gordon Co.* .......................................................................          8,300               116,200
                                                                                                                   -----------
                                                                                                                     3,573,255
                                                                                                                   -----------
Machinery/Components/Controls 4.2%
Amcast Industrial Corp. .................................................................         59,400               909,563
Columbus McKinnon Corp. .................................................................         79,700             1,424,638
DT Industries, Inc. .....................................................................         63,300               931,697
Gleason Corp. ...........................................................................         54,100             1,190,200
Mueller Industries, Inc.* ...............................................................         11,000               281,188
Reliance Steel & Aluminum Co. ...........................................................         46,100             1,406,050
Sequa Corp. "A"* ........................................................................         26,700             1,703,794
Shaw Group, Inc.* .......................................................................         52,800               425,700
Tennant Co. .............................................................................         45,000             1,794,375
                                                                                                                   -----------
                                                                                                                    10,067,205
                                                                                                                   -----------
Office Equipment/Supplies 0.8%
General Binding Corp. ...................................................................         56,100             1,867,078
                                                                                                                   -----------
Wholesale Distributors 1.2%
A.M. Castle & Co. .......................................................................         54,400               986,000
Applied Industrial Technology, Inc. .....................................................         40,425               704,911
Hughes Supply, Inc. .....................................................................         45,250             1,233,063
                                                                                                                   -----------
                                                                                                                     2,923,974
                                                                                                                   -----------
Technology 4.3%
Computer Software 0.6%
MTS Systems Corp. .......................................................................        119,200             1,490,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diverse Electronic Products 1.1%
Cubic Corp. .............................................................................         63,800             1,355,750
Esterline Technologies Corp.* ...........................................................         80,800             1,292,800
                                                                                                                   -----------
                                                                                                                     2,648,550
                                                                                                                   -----------
Electronic Components/Distributors 1.1%
CTS Corp. ...............................................................................         47,500             1,347,813
CompuCom Systems, Inc.* .................................................................         22,300                94,775
Park Electrochemical Corp. ..............................................................         53,200               711,550
Rogers Corp.* ...........................................................................         15,600               401,700
                                                                                                                   -----------
                                                                                                                     2,555,838
                                                                                                                   -----------
Military Electronics 0.6%
Tech-Sym Corp.* .........................................................................         59,300             1,460,263
                                                                                                                   -----------
Precision Instruments 0.3%
Innovex, Inc. ...........................................................................         59,600               618,350
                                                                                                                   -----------
Semiconductors 0.6%
Siliconix, Inc.* ........................................................................         87,300             1,473,188
                                                                                                                   -----------
Energy 3.5%
Oil & Gas Production 1.5%
Plains Resources, Inc.* .................................................................        100,600             1,546,725
Tesoro Petroleum Corp.* .................................................................        109,835             1,414,126
UTI Energy Corp.* .......................................................................        114,800               753,375
                                                                                                                   -----------
                                                                                                                     3,714,226
                                                                                                                   -----------
Oil Companies 0.1%
Giant Industries, Inc. ..................................................................         18,200               245,700
                                                                                                                   -----------
Oilfield Services/Equipment 1.9%
Cliffs Drilling Co.* ....................................................................         70,700             1,003,056
Patterson Energy, Inc.* .................................................................        174,700               731,556
Pool Energy Services Co.* ...............................................................        128,600               916,275
Pride International Inc.* ...............................................................         52,800               419,100
RPC, Inc. ...............................................................................         91,500               852,094
Seacor Smit Inc.* .......................................................................         17,600               607,200
                                                                                                                   -----------
                                                                                                                     4,529,281
                                                                                                                   -----------
Metals & Minerals 4.2%
Coal Mining 0.9%
Zeigler Coal Holding Co. ................................................................        105,800             2,089,550
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals 3.3%
Armco, Inc.* ............................................................................        282,800             1,166,550
Carpenter Technology Corp. ..............................................................          1,100                39,806
Citation Corp.* .........................................................................         66,400               705,500
Cleveland-Cliffs, Inc. ..................................................................         26,700               974,550
Commercial Metals Co. ...................................................................         36,100               879,938
Lone Star Technologies* .................................................................         40,200               399,488
Quanex Corp. ............................................................................         51,500             1,120,125
RMI Titanium Co.* .......................................................................         69,800             1,247,675
Shiloh Industries, Inc.* ................................................................         85,000             1,434,375
                                                                                                                   -----------
                                                                                                                     7,968,007
                                                                                                                   -----------
Construction 10.6%
Building Materials 5.0%
Ameron International Corp. ..............................................................         46,600             1,773,713
Butler Manufacturing Co. ................................................................         24,900               605,381
Florida Rock Industries, Inc. ...........................................................         73,600             2,028,600
Giant Cement Holding, Inc.* .............................................................         50,000             1,309,375
Lone Star Industries, Inc. ..............................................................         31,100             1,869,888
Puerto Rican Cement Co., Inc. ...........................................................         44,300             1,896,594
Southdown, Inc. .........................................................................         14,100               595,725
Texas Industries, Inc. ..................................................................         24,000               868,500
Universal Forest Products, Inc. .........................................................         73,700             1,054,831
                                                                                                                   -----------
                                                                                                                    12,002,607
                                                                                                                   -----------
Building Products 0.9%
NCI Building Systems, Inc.* .............................................................         56,600             1,004,650
Nortek, Inc.* ...........................................................................         46,900             1,163,706
                                                                                                                   -----------
                                                                                                                     2,168,356
                                                                                                                   -----------
Homebuilding 3.6%
Cavalier Homes, Inc. ....................................................................         37,800               368,550
Champion Enterprises, Inc.* .............................................................          9,200               215,050
Del Webb Corp. ..........................................................................         59,800             1,177,313
D.R. Horton, Inc. .......................................................................         31,200               499,200
NVR Inc.* ...............................................................................         45,200             1,471,825
Ryland Group, Inc. ......................................................................         39,500               780,125
Skyline Corp. ...........................................................................         81,700             2,308,025

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Standard Pacific Corp. ..................................................................         77,600               916,650
U.S. Home Corp.* ........................................................................         37,600             1,064,550
                                                                                                                   -----------
                                                                                                                     8,801,288
                                                                                                                   -----------
Miscellaneous 1.1%
Granite Construction, Inc. ..............................................................        106,800             2,536,500
                                                                                                                   -----------
Transportation 3.2%
Air Freight 0.7%
Circle International Group, Inc. ........................................................         55,800             1,129,950
Pittston Burlington Group ...............................................................         55,600               441,325
                                                                                                                   -----------
                                                                                                                     1,571,275
                                                                                                                   -----------
Airlines 0.7%
Alaska Air Group Inc.* ..................................................................         42,300             1,647,056
                                                                                                                   -----------
Marine Transportation 0.6%
Avondale Industries, Inc.* ..............................................................         61,100             1,565,688
                                                                                                                   -----------
Trucking 0.9%
Roadway Express, Inc. ...................................................................         82,800             1,252,350
USFreightways Corp. .....................................................................         40,000               897,500
                                                                                                                   -----------
                                                                                                                     2,149,850
                                                                                                                   -----------
Miscellaneous 0.3%
Greyhound Lines Inc.* ...................................................................        179,600               684,725
                                                                                                                   -----------
Utilities 12.9%
Electric Utilities 10.4%
Black Hills Corp. .......................................................................        134,050             3,116,663
Central Hudson Gas & Electric Co. .......................................................         62,900             2,685,044
Cleco Corp. .............................................................................         98,200             3,050,338
Commonwealth Energy System Cos. .........................................................         62,500             1,890,625
El Paso Electric Co.* ...................................................................        352,500             2,775,938
Northwestern Public Service Corp. .......................................................        111,900             2,818,481
SIGCORP, Inc. ...........................................................................         93,200             2,994,050
TNP Enterprises Inc. ....................................................................         91,100             2,704,531
United Illuminating Co. .................................................................         54,900             2,748,431
                                                                                                                   -----------
                                                                                                                    24,784,101
                                                                                                                   -----------
Natural Gas Distribution 2.5%
Energen Corp. ...........................................................................        100,600             1,571,875

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Small Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Laclede Gas Co. .........................................................................        125,500             2,839,438
North Carolina Natural Gas Corp. ........................................................         64,350             1,516,247
                                                                                                                   -----------
                                                                                                                     5,927,560
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $244,576,859)                                                                            233,150,564
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $250,013,859) (a)                                                       238,587,564
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $250,013,859. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $11,426,295. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $21,655,999 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $33,082,294.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Small Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of August 31, 1998

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $250,013,859) ..............       $ 238,587,564
                  Cash ...............................................................                 535
                  Receivable for investments sold ....................................           2,342,083
                  Dividends and interest receivable ..................................             315,998
                  Receivable for Fund shares sold ....................................             327,909
                  Deferred organization expense ......................................              10,263
                  Other assets .......................................................                 432
                                                                                            ----------------
                  Total assets .......................................................         241,584,784
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..................................           3,050,296
                  Payable for Fund shares redeemed ...................................           1,406,470
                  Accrued management fee .............................................             172,709
                  Other payables and accrued expenses ................................             275,987
                                                                                            ----------------
                  Total liabilities ..................................................           4,905,462
                 -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 236,679,322
                 -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ................................             124,951
                  Net unrealized appreciation (depreciation) on investments ..........         (11,426,295)
                  Accumulated net realized gain (loss) ...............................           2,283,804
                  Paid-in capital ....................................................         245,696,862
                 -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 236,679,322
                 -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($236,679,322 / 13,410,779 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                    ----------------
                    authorized) ......................................................              $17.65
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Small Company Value Fund

                             Statement of Operations

                           year ended August 31, 1998

 Investment Income
 ----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $4,963) ................       $   3,532,777
                  Interest ...........................................................             512,546
                                                                                            ----------------
                                                                                                 4,045,323
                                                                                            ----------------
                  Expenses:
                  Management fee .....................................................           1,778,500
                  Services to shareholders ...........................................           1,118,628
                  Custodian and accounting fees ......................................             113,521
                  Trustees' fees and expenses ........................................              63,346
                  Registration fees ..................................................              99,478
                  Reports to shareholders ............................................              55,139
                  Auditing ...........................................................              30,385
                  Legal ..............................................................              14,500
                  Amortization of organization expense ...............................               4,455
                  Other ..............................................................              20,418
                                                                                            ----------------
                                                                                                 3,298,370
                 -------------------------------------------------------------------------------------------
                  Net investment income                                                            746,953
                 -------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ..........................           2,367,119
                  Net unrealized appreciation (depreciation) during the period on
                    investments ......................................................         (39,604,194)
                 -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                   (37,237,075)
                 -------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $ (36,490,122)
                 -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Small Company Value Fund

                       Statements of Changes in Net Assets

                                                                                                Years Ended August 31,
 Increase (Decrease) in Net Assets                                                              1998              1997
 -----------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ............................................       $    746,953      $     51,548
                  Net realized gain (loss) from investment transactions ............          2,367,119         2,467,254
                  Net unrealized appreciation (depreciation) on
                    investment transactions during the period ......................        (39,604,194)       25,374,837
                                                                                         -----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                    operations .....................................................        (36,490,122)       27,893,639
                                                                                         -----------------  ----------------
                  Distributions to shareholders from:
                  Net investment income ............................................           (197,998)         (127,322)
                                                                                         -----------------  ----------------
                  Net realized gains ...............................................         (2,969,965)          (18,189)
                                                                                         -----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ........................................        225,960,585        67,337,610
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..................................          3,041,559           138,706
                  Cost of shares redeemed ..........................................        (76,441,815)      (13,069,182)
                  Redemption fees ..................................................            378,256            56,374
                                                                                         -----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                    transactions ...................................................        152,938,585        54,463,508
                                                                                         -----------------  ----------------
                  Increase (decrease) in net assets ................................        113,280,500        82,211,636
                  Net assets at beginning of period ................................        123,398,822        41,187,186
                  Net assets at end of period (including undistributed
                    net investment income of $124,951 and $19,194,                       -----------------  ----------------
                    respectively) ..................................................       $236,679,322      $123,398,822
                                                                                         -----------------  ----------------
 Other Information
 -----------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ........................          6,303,515         3,034,156
                                                                                         -----------------  ----------------
                  Shares sold ......................................................         10,582,782         4,061,936
                  Shares issued to shareholders in reinvestment of
                    distributions ..................................................            148,152             9,042
                  Shares redeemed ..................................................         (3,623,670)         (801,619)
                                                                                         -----------------  ----------------
                  Net increase (decrease) in Fund shares ...........................          7,107,264         3,269,359
                                                                                         -----------------  ----------------
                  Shares outstanding at end of period ..............................         13,410,779         6,303,515
                                                                                         -----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Small Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                              October 6,
                                                                                                                1995
                                                                                                            (commencement
                                                                                        Years Ended       of operations) to
                                                                                         August 31,           August 31,
                                                                                      1998       1997           1996
----------------------------------------------------------------------------------------------------------------------------
                                                                                   ----------------------------------------
Net asset value, beginning of period .........................................      $ 19.58    $ 13.57        $ 12.00
                                                                                   ----------------------------------------
Income from investment operations:
Net investment income ........................................................          .07        .01            .07
Net realized and unrealized gain (loss) on investment transactions ...........        (1.71)      6.03           1.53
                                                                                   ----------------------------------------
Total from investment operations .............................................        (1.64)      6.04           1.60
                                                                                   ----------------------------------------
Less distributions:
From net investment income ...................................................         (.02)      (.03)          (.05)
From net realized gains on investment transactions ...........................         (.30)      (.01)            --
                                                                                   ----------------------------------------
Total distributions ..........................................................         (.32)      (.04)          (.05)
                                                                                   ----------------------------------------
Redemption fees ..............................................................          .03        .01            .02
                                                                                   ----------------------------------------
Net asset value, end of period ...............................................      $ 17.65    $ 19.58        $ 13.57
                                                                                   ----------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................................        (8.45)     44.67(b)       13.54(b)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................          237        123             41
Ratio of operating expenses, net to average daily net assets (%) .............         1.39       1.50           1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ...............................................         1.39       1.63           2.61*
Ratio of net investment income to average daily net assets (%) ...............          .31        .07            .67*
Portfolio turnover rate (%) ..................................................         22.6       43.6           34.0*

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized


                      23 - Scudder Small Company Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income tax was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions


                      24 - Scudder Small Company Value Fund
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                      B. Purchases and Sales of Securities

During the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $202,385,419 and $51,051,638, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended August 31, 1998, the Adviser imposed fees amounting to $1,778,500, of which $172,709 was unpaid at August 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of

                      25 - Scudder Small Company Value Fund
execution and termination. The Board of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SSC aggregated $736,233, of which $72,297 was unpaid at August 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 1998, the amount charged to the Fund by STC aggregated $255,111, of which $77,328 was unpaid at August 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $10,107.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SFAC aggregated $81,326, of which $6,320 was unpaid at August 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended August 31, 1998, Trustees' fees and expenses aggregated $63,346.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      26 - Scudder Small Company Value Fund

                        Report of Independent Accountants


To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 2, 1998



                      27 - Scudder Small Company Value Fund

                                 Tax Information


The Fund paid distributions of $0.25 per share from net long-term capital gains during its year ended August 31, 1998, of which 28% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $2,500,000 as capital gain dividends for its year ended August 31, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal of state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.





                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Kimberly A. Purvis*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.



                     28 - Scudder Small Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder Small Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder Small Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder Small Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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